     FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON December 17, 2001.

                                               Registration No. 333-73942 ______

                                 --------------

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                   AMENDMENT 1
                                   FORM S-3/A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                 --------------

                                 CYBERCARE, INC.
             (Exact name of registrant as specified in its charter)

                Florida                                 65-158479
     (State or other jurisdiction                   (I.R.S. Employer
   of incorporation or organization)                Identification No.)


                                 CyberCare, Inc.
                      2500 Quantum Lakes Drive, Suite 1000
                          Boynton Beach, Florida 33426
                                 (561) 742-5000
            (Name, address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)

                                 Steven M. Cohen
                             Chief Financial Officer
                                 CYBERCARE, INC.
                      2500 Quantum Lakes Drive, Suite 1000
                          Boynton Beach, Florida 33426
                                 (561) 742-5000
       (Name, address, including zip code, and telephone number, including area code, of registrant"s principal executive offices)

                                   Copies to:
                             Joel D. Mayersohn, Esq.
                              Atlas Pearlman, P.A.
                     350 East Las Olas Boulevard, Suite 1700
                         Fort Lauderdale, Florida 33301
                                 (954) 763-1200

      Approximate date of commencement of proposed sale to public: From time to time after this Registration Statement becomes effective.

      If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

      If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

      If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

      If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

Item 16.  Exhibits and Consolidated Financial Statement Schedules.

Exhibit No.       Description

  4.1             Form of Subordinated Debenture (1)

  5               Opinion of Atlas Pearlman, P.A. (1)

10.1              Form of Private Equity Line Agreement*

10.2              Letter of Agreement between Business Management Partners, Inc.
                  and CyberCare, Inc. dated August 15, 2001*

10.3 Settlement Agreement by and among CyberCare Technologies, Inc., CyberCare, Inc., CardioCommand, Inc., and Maynard Ramsey III dated November 13, 2001.*

10.4 Letter Agreement between Raymond James & Associates, Inc., CyberCare, Inc. and CyberCare Technologies, Inc. dated October 12, 2001*

10.5 Letter of Agreement between Syzex Corporation and CyberCare Technologies, Inc. dated September 25, 2001.*

10.6 Letter Agreement between Thomas, Kayden, Horstemeyer and Risley, L.L.P. and CyberCare, Inc. dated September 11, 2001.*

10.7 Assignment Agreement between Jeff Spetalnick and CyberCare, Inc. dated April 28. 2001*

10.8              Assignment Agreement between Integrated Management Group, Inc.
                  and CyberCare, Inc. dated August 9, 2000.*

10.9              Assignment Agreement between Joongeun Park and CyberCare,Inc.
                  dated May 15, 2001.*

10.10 Letter agreement between Tri Cap Securities Inc, Anthony Chung and CyberCare, Inc. dated September 21, 2001*

23.1              Consent of Independent Certified Public Accountants(1)

23.2              Consent of Atlas Pearlman, P.A. (contained in Exhibit 5)(1)

24                Power of Attorney. Reference is made to signature page.


 -----------------------
   *   Filed herewith


(1)   Previously filed

      Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this Registration Statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of Boynton Beach and the State of Florida, on the 17th day of December, 2001.

                                    CYBERCARE, INC.


                                    By: /s/ STEVEN M. COHEN
                                        ------------------------------------
                                          Steven M. Cohen
                                          Chief Financial Officer


                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joseph Forte as his attorney-in-fact, with the power of substitution, for him or her in any and all capacities, to sign any amendment or post-effective amendment to this Registration Statement on Form S-3 or abbreviated registration statement (including, without limitation, any additional registration filed pursuant to Rule 462 under the Securities Act of 1933) with respect hereto and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

      SIGNATURE                             TITLE                                  DATE
                                    Chief Executive, Director
/s/ MICHAEL F. MORRELL              and Chairman of the Board                December 17, 2001
------------------------------
Michael F. Morrell


                                    President, Chief Operating
/s/ JOSEPH FORTE                    Officer and Senior Vice President        December 17, 2001
------------------------------
Joseph Forte

                                    Executive Vice President
/s/ DANA J. PUSATERI                and Director                             December 17, 2001
------------------------------
Dana J. Pusateri


/s/ STEVEN M. COHEN                 Chief Financial Officer                  December 17, 2001
------------------------------
Steven M. Cohen


/s/ THEODORE J. ORLANDO             Director                                 December 17, 2001
------------------------------
Theodore J. Orlando

/s/ TERRY LAZAR                     Director                                 December 17, 2001
------------------------------
Terry Lazar

/s/ ALAN ADELSON                    Director                                 December 17, 2001
------------------------------
Alan Adelson

/s/ PETER MURPHY                    Director                                 December 17, 2001
------------------------------
Peter Murphy

/s/ ZACHARIAH P. ZACHARIAH          Director                                 December 17, 2001
------------------------------
Zachariah P. Zachariah
